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                                                                        EX 10.37

                                AMENDMENT NO. 1

         AMENDMENT NO. 1, dated as of February 25, 2000 (this "AMENDMENT"), to and under the Second Amended and Restated Credit Agreement, dated as of October 28, 1999, by and among Global Vacation Group, Inc., the Lenders party thereto and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

   I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

   II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

   Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

SECTION 7.12 OF THE CREDIT AGREEMENT IS AMENDED IN ITS ENTIRETY TO READ AS
FOLLOWS:

                           (a) Subject to Sections 7.12(b) and 8.15, no later than February 28, 2000, the Administrative Agent shall have received a control agreement, in form and substance satisfactory to the Administrative Agent (a "Control Agreement"), with respect to each Securities Account in which Collateral is held, in each case duly executed by applicable Loan Party and the institution at which such Securities Account is maintained together with such UCC financing statements as may be requested by the Administrative Agent in connection with the perfection of its security interest in each such Securities Account.

                           (b) As of the Second Restatement Date, Classic Customs Vacations maintains a Securities Account at Comerica Bank (the "Comerica Account") which it is in the process of transferring to a Securities Account at Bank of America, N.A. with respect to which a Control Agreement is or will be executed on or before February 28, 2000. Notwithstanding the provisions of Sections 7.12(a) and 8.15, Classic Custom Vacations may maintain the Comerica Account, provided that the fair market value of the assets held therein does not exceed
                  (i) during the period from February 28, 2000 through May 31, 2000, $5,000,000, (ii) during the period from June 1, 2000 through September 30, 2000, an amount equal to 110% of checks written against the Comerica Account on or before April 30, 2000 (but in no event greater than $1,000,000), and (iii) on and after October 1, 2000, $0, and provided, further, that the assets held in the Comerica Account are transferred to a Securities Account with respect to which a Control

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                  Agreement is in effect to the extent such assets are not used in the ordinary course of the business of Custom Classic Vacations or otherwise for a purpose permitted under the Loan Documents.

SECTION 8.15 OF THE CREDIT AGREEMENT IS AMENDED AS FOLLOWS:

   BY SUBSTITUTING THE PHRASE "EXCEPT AS OTHERWISE PROVIDED IN SECTION 7.12(b), THE" FOR THE WORD "THE" AT THE BEGINNING THEREOF; AND

   BY ADDING THE FOLLOWING SENTENCE AT THE END THEREOF:

                  Notwithstanding anything contained in this Section 8.15 to the contrary, the Loan Parties may maintain investments in one or more deposit accounts tied to one or money market or other mutual fund accounts which provide for the sweeping of funds to and from such deposit account to and from such mutual fund account (including the CheckInvest Accounts maintained by one or more of the Loan Parties at BNY) without entering into a Control Agreement with respect thereto, provided, however, the aggregate amount held by the Loan Parties in such accounts at any one time shall not exceed (i) during the period from February 28, 2000 through August 31, 2000, $4,000,000, and (ii) on and after September 1, 2000,
                  $2,000,000.

   PARAGRAPHS 1 AND 2 HEREOF SHALL NOT BE EFFECTIVE UNTIL SUCH TIME AS (i) THE REQUIRED LENDERS SHALL HAVE CONSENTED HERETO IN WRITING.

   THE BORROWER HEREBY (a) REPRESENTS AND WARRANTS THAT ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE LOAN DOCUMENTS TRUE AND CORRECT IN ALL MATERIAL RESPECTS WITH THE SAME EFFECT AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE ON THE DATE HEREOF, EXCEPT TO THE EXTENT SUCH REPRESENTATIONS AND WARRANTIES SPECIFICALLY RELATE TO AN EARLIER DATE, IN WHICH CASE SUCH REPRESENTATIONS AND WARRANTIES ARE TRUE AND CORRECT ON AND AS OF SUCH EARLIER DATE, AND (b) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF EACH LOAN DOCUMENT AND ALL OF THE OBLIGATIONS OF EACH LOAN PARTY UNDER SUCH LOAN DOCUMENT.

   IN ALL OTHER RESPECTS, THE LOAN DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT, AND NO AMENDMENT IN RESPECT OF ANY TERM OR CONDITION OF ANY LOAN DOCUMENT SHALL BE DEEMED TO BE AN AMENDMENT IN RESPECT OF ANY OTHER TERM OR CONDITION CONTAINED IN ANY LOAN DOCUMENT.

   THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL CONSTITUTE ONE AGREEMENT. IN MAKING PROOF OF THIS AMENDMENT, IT SHALL ONLY BE NECESSARY TO PRODUCE THE COUNTERPART EXECUTED AND DELIVERED BY THE PARTY TO BE CHARGED.

   THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

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                  AS EVIDENCE of the agreement by the parties hereto to the
   terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                       GLOBAL VACATION GROUP, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       THE BANK OF NEW YORK,
                                       as Administrative Agent

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

CONSENTED TO AND AGREED:

THE BANK OF NEW YORK,
individually

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

CONSENTED TO AND AGREED:

BANK OF AMERICA, N.A.

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

CONSENTED TO AND AGREED:

FIRST UNION NATIONAL BANK

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

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CONSENTED TO AND AGREED:

SUNSHINE VACATIONS, INC.
GLOBAL VACATION MANAGEMENT COMPANY
HADDON HOLIDAYS, INC.
GLOBETROTTERS, INC.
CLASSIC CUSTOM VACATIONS
GLOBETROTTERS VACATIONS, INC.
GVG FINANCE COMPANY
FRIENDLY HOLIDAYS, INC.
ISLAND RESORT TOURS, INC.
INTERNATIONAL TRAVEL & RESORTS, INC.
GVG TECHNOLOGY, INC.

AS TO EACH OF THE FOREGOING:

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

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